EXHIBIT 10.2
                                                                    ------------


                                                               EXECUTION VERSION











                          REGISTRATION RIGHTS AGREEMENT


                                   DATED AS OF


                                  MAY 25, 2007


                                 BY AND BETWEEN


                              VERINT SYSTEMS INC.,


                                       AND


                            COMVERSE TECHNOLOGY, INC.




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                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE I.       DEFINITIONS AND CERTAIN INTERPRETATIVE MATTERS................1

        1.1      Definitions...................................................1

        1.2      Certain Interpretative Matters................................5

ARTICLE II.      DEMAND REGISTRATION...........................................5

        2.1      Right to Demand Registration..................................5

        2.2      Blackout Period...............................................6

        2.3      Effective Demand Registrations................................6

        2.4      Revocation of Demand Registration.............................7

        2.5      Continuous Effectiveness of Registration Statement............7

        2.6      Underwritten Demand Registration..............................7

        2.7      Priority in Demand Registration...............................8

ARTICLE III.     PIGGYBACK REGISTRATION........................................8

        3.1      Right to Piggyback............................................8

        3.2      Priority on Piggyback Registrations...........................9

        3.3      Withdrawal of Piggyback Registration.........................10

ARTICLE IV.      PROCEDURES AND EXPENSES......................................10

        4.1      Registration Procedures......................................10

        4.2      Information from Holders.....................................14

        4.3      Suspension of Disposition....................................14

        4.4      Registration Expenses........................................15

ARTICLE V.       INDEMNIFICATION..............................................16

        5.1      Indemnification by the Company...............................16

        5.2      Indemnification by Holders...................................16

        5.3      Conduct of Indemnification Proceedings.......................17

        5.4      Contribution.................................................18

        5.5      Continuing Effect............................................18

ARTICLE VI.      RULE 144.....................................................18



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                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE


ARTICLE VII.     PARTICIPATION IN UNDERWRITTEN OFFERINGS......................19

ARTICLE VIII.    MISCELLANEOUS................................................19

        8.1      No Conflicting Agreements....................................19

        8.2      Notices......................................................19

        8.3      Confidentiality..............................................20

        8.4      Assignment...................................................21

        8.5      No Third-Party Beneficiaries.................................21

        8.6      Entire Agreement.............................................21

        8.7      Amendment and Waiver.........................................21

        8.8      Counterparts.................................................21

        8.9      Severability.................................................21

        8.10     Governing Law................................................21

        8.11     Specific Performance.........................................21

        8.12     Further Assurances...........................................21












                                      -ii-

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                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

        This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 25, 2007, is made by and between Verint Systems Inc., a Delaware corporation (the "Company"), and Comverse Technology, Inc., a New York corporation (the "Purchaser").

                                    RECITALS
                                    --------

        WHEREAS, the Company has entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, White Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company ("White"), and Witness Systems, Inc., a Delaware corporation ("Witness"), pursuant to which Witness will, on the terms and subject to the conditions set forth in the Merger Agreement, merge with and into White (the "Merger");

        WHEREAS, pursuant to the Merger Agreement, the Company has agreed to finance the Merger through a combination of (i) cash on hand (including cash of Witness), (ii) the proceeds from a debt financing, pursuant to a commitment letter dated February 11, 2007, among Lehman Brothers Inc., Lehman Commercial Paper Inc., Lehman Brothers Commercial Bank, Deutsche Bank Securities Inc., Deutsche Bank AG, New York Branch, Credit Suisse Securities (USA) LLC and Credit Suisse and the Company, and (iii) the proceeds from the issuance of equity securities to the Purchaser (the "Equity Financing") pursuant to a commitment letter (the "Equity Commitment Letter") dated February 11, 2007, between the Company and the Purchaser;

        WHEREAS, in connection with the Equity Financing, the Company has created a new series of preferred stock, designated as the Series A Convertible Perpetual Preferred Stock, par value $0.001 per share (the "Convertible Preferred Stock"), consisting of 293,000 shares of Convertible Preferred Stock, all of which have been issued and sold to the Purchaser pursuant to a Securities Purchase Agreement dated the date hereof between the Company and the Purchaser (the "Securities Purchase Agreement"); and

        WHEREAS, as an inducement to the Purchaser to purchase the Convertible Preferred Stock and pursuant to the Equity Commitment Letter, the Company and the Purchaser have agreed to enter into this Agreement.

                                   AGREEMENTS
                                   ----------

        NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

            Article I.   Definitions and Certain Interpretative Matters

        1.1 Definitions. For purposes of this Agreement, the following terms have the following meanings:

                (a)     "Advice": As defined in Section 4.3.




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                (b)     "Affiliate": Means, in respect of any Person, any other
Person that is directly or indirectly controlling, controlled by, or under common control with such Person or any of its subsidiaries, and the term "control" (including the terms "controlled by" and "under common control with") means having, directly or indirectly, the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or by contract or otherwise.

                (c) "Agreement": As defined in the introductory paragraph hereof.

                (d) "Blackout Period": Any period during which, in accordance with Section 2.2, the Company is not required to effect the filing of a Registration Statement or is entitled to postpone the filing or effectiveness or suspend the effectiveness of a Registration Statement.

                (e) "Business Day": Any day, other than a Saturday or Sunday, on which national banking institutions in New York, New York, are open.

                (f) "Common Stock": The Company's common stock, par value $0.001 per share.

                (g) "Company": As defined in the introductory paragraph hereof.

                (h) "Compliance Date": The first date on which the Company is in compliance with SEC reporting requirements promulgated under the Exchange Act.

                (i) "Conversion Stock": means the Common Stock issuable upon conversion of the Convertible Preferred Stock.

                (j) "Convertible Preferred Stock": As defined in the recitals.

                (k)     "Demand Notice": As defined in Section 2.1(a).

                (l) "Demand Registration": A registration of Registrable Securities requested pursuant to Section 2.1.

                (m)     "Equity Commitment": As defined in the recitals.

                (n)     "Equity Financing": As defined in the recitals.

                (o) "Exchange Act": The Securities Exchange Act of 1934, as amended.

                (p) "Filing Date": (i) with respect to a Registration Statement to be filed on Form S-1 (or any applicable successor form), not later than 90 days after receipt by the Company of a request for such Registration Statement and (ii) with respect to a Registration Statement to be filed on Form S-3 (or any applicable successor form), not later than 60 days after receipt by the Company of a request for such Registration Statement.

                (q)     "Free Writing Prospectus": As defined in Rule 405.


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                (r)     "Holders": The Purchaser or one or more of its
Affiliates or any subsequent transferee of any Registrable Securities, in each case if such Affiliate or other transferee becomes the record owner of Registrable Securities and has become a party to this Agreement by executing a joinder agreement agreeing to be bound by all of the terms and conditions of this Agreement, in form and substance reasonably satisfactory to the Company.

                (s)     "Indemnified Party": As defined in Section 5.3.

                (t)     "Indemnifying Party": As defined in Section 5.3.

                (u)     "Interference": As defined in Section 2.3(b).

                (v)     "Losses": As defined in Section 5.1.

                (w)     "Merger": As defined in the recitals.

                (x)     "Merger Agreement": As defined in the recitals.

                (y) "Other Holders": Any Person having rights to participate in a registration of the Company's securities.

                (z) "Person": Any individual, corporation, general or limited partnership, limited liability company, joint venture, trust or other entity or association, including, without limitation, any governmental authority.

                (aa)    "Piggyback Notice": As defined in Section 3.1.

                (bb)    "Piggyback Registration": As defined in Section 3.1.

                (cc) "Prospectus": The prospectus forming a part of any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all amendments (including post-effective amendments) and including all material incorporated by reference or explicitly deemed to be incorporated by reference in such prospectus.

                (dd) "Purchaser": As defined in the introductory paragraph hereof.

                (ee) "Registrable Securities": (i) the Convertible Preferred Stock and the Conversion Stock and (ii) any securities paid, issued or distributed in respect of the Convertible Preferred Stock or the Conversion Stock by way of stock dividend, stock split or distribution, or in connection with a combination of shares, recapitalization, reorganization, merger or consolidation, or otherwise; provided, however, that as to any Registrable Securities, such securities will irrevocably cease to constitute "Registrable Securities" upon the earliest to occur of: (A) the date on which such securities are disposed of pursuant to an effective Registration Statement; (B) the date on which such securities are sold to the public pursuant to Rule 144; (C) the date on which the securities may be sold to the public pursuant to Rule 144(k); or
(D) the date on which such securities cease to be outstanding; provided, further, that in the case of clauses (A), (B) and (C), the legend on such securities with respect to transfer restrictions required by the Securities


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Purchase Agreement is removed or is removable in accordance with the terms of the Securities Purchase Agreement or such legend, as the case may be.

                (ff)    "Registration Expenses": As defined in Section 4.4(a).

                (gg) "Registration Statement": Any registration statement of the Company under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

                (hh) "Required Period": (A) With respect to a Shelf Registration, the earlier to occur of: (i) the date on which there cease to be any Registrable Securities outstanding and (ii) the date which is two years after the date on which such Registration Statement was declared effective and
(B) with respect to a Demand Registration or a Piggyback Registration that is not a Shelf Registration, the earlier of (i) the date on which all Registrable Securities covered by such Demand Registration or Piggyback Registration are sold pursuant thereto and (ii) 120 days following the first day of effectiveness of the Registration Statement for such Demand Registration or Piggyback Registration, in each case subject to extension as set forth herein; provided, however, that in no event will the Required Period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174.

                (ii) "Rule 144": Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                (jj) "Rule 144(k)": Rule 144(k) promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                (kk) "Rule 158": Rule 158 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                (ll) "Rule 174": Rule 174 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                (mm) "Rule 405": Rule 405 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                (nn) "Rule 415": Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                (oo)    "SEC": The Securities and Exchange Commission.



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                (pp)    "Securities Act": The Securities Act of 1933, as
amended.

                (qq) "Securities Purchase Agreement": As defined in the recitals.

                (rr) "Shelf Registration": A registration of Registrable Securities requested pursuant to Section 2.1(b).

                (ss)    "Underwritten Registration" or "Underwritten Offering":
A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

                (tt)    "White": As defined in the recitals.

                (uu)    "Witness": As defined in the recitals.

        1.2 "Certain Interpretative Matters. Unless the context otherwise requires, (a) all references to Articles or Sections are to Articles or Sections of this Agreement, (b) each term defined in this Agreement has the meaning assigned to it, (c) all uses of "herein," "hereto," "hereof" and words similar thereto in this Agreement refer to this Agreement in its entirety, and not solely to the Article, Section or provision in which it appears, (d) "or" is disjunctive but not necessarily exclusive, and (e) words in the singular include the plural and vice versa. Unless otherwise specified, the use of the term "day" will be deemed to be a calendar day and not a Business Day.

                        Article II.    Demand Registration

        2.1     Right to Demand Registration.

                (a) At any time and from time to time following the date that is 180 days after (i) the Compliance Date and (ii) the date that the Company has obtained the requisite stockholder approval for the issuance of the Conversion Stock, any Holder of Registrable Securities may request in writing that the Company effect the registration of all or part of such Holders' Registrable Securities with the SEC under and in accordance with the provisions of the Securities Act and this Agreement (which written request will specify (i) the then current name and address of such Holder or Holders, (ii) the aggregate number of shares of Registrable Securities requested to be registered, and (iii) the means of distribution (the "Demand Notice").

                (b) If a Holder or Holders request that the Company effect a Demand Registration and the Company is at such time eligible to use Form S-3 (or any applicable successor form), the Holder or Holders making such request may specify in the Demand Notice that the requested registration be a Shelf Registration for an offering on a delayed or continuous basis pursuant to Rule 415.

                (c) The Company will file a Registration Statement covering such Holder's or Holders' Registrable Securities requested to be registered as promptly as practicable (and, in any event, by the applicable Filing Date) after receipt of a Demand Notice; provided, however, that the Company will not be required to take any action pursuant to this Article II if:



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                                (A)     prior to the date of such request, the
        Company has effected two Demand Registrations or if the Company has effected one Demand Registration in the 12-month period preceding the Demand Notice;

                                (B) (i) within the 90-day period preceding such request, the Company has effected (x) any registration other than an Underwritten Registration pursuant to which the Holders were entitled to participate pursuant to Article III hereof without any limitation on their ability to include all of their Registrable Securities requested to be included therein or (y) an Underwritten Registration pursuant to which the Holders were entitled to participate and include between 25% to 50% of the Registrable Securities requested to be included therein pursuant to Article III hereof, or (ii) within the 180-day period preceding such request, the Company has effected an Underwritten Registration pursuant to which the Holders were entitled to participate and include more than 50% of the Registrable Securities requested to be included therein pursuant to Article III hereof;

                                (C) a Registration Statement is effective at the time such request is made pursuant to which the Holder or Holders making such request can effect the disposition of such Holder's or Holders' Registrable Securities in the manner requested;

                                (D) the Registrable Securities requested to be registered (i) have an aggregate then-current market value of less than $100.0 million (before deducting any underwriting discounts and commission) or (ii) constitute less than all remaining Registrable Securities if less than $100.0 million of then-current market value of Registrable Securities are then outstanding; or

                                (E)     during the pendency of any Blackout
        Period.

        2.2     Blackout Period. Notwithstanding anything contained in Section
2.1 to the contrary, if the Board of Directors of the Company determines, in the good faith exercise of its reasonable business judgment, that the registration and distribution of Registrable Securities pursuant to a Demand Registration (i) would materially impede, delay or interfere with any financing, acquisition, corporate reorganization or other significant transaction, or any negotiations, discussions or pending proposals with respect thereto, involving the Company or any of its subsidiaries or (ii) would require disclosure of non-public material information, the disclosure of which would materially and adversely affect the Company, the Company will promptly give the Holders written notice of such determination and will be entitled to postpone the filing or effectiveness or suspend the effectiveness of a Registration Statement for a reasonable period of time; provided, however, that in no event shall the Company be entitled to exercise its rights under this Section 2.2 more than four times in any 12-month period and any period during which the filing or effectiveness of a Registration Statement or any Prospectus is suspended or postponed shall not exceed 120 days in any 12-month period. Any Holder receiving any such written notice from the Company pursuant to this Section 2.2 shall treat such notice confidentially and shall not disclose such information to any Person other than as necessary to exercise it rights under this Agreement or as required by applicable law or court order.



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        2.3     Effective Demand Registrations.

                (a)     The Company may satisfy its obligations under Section
2.1 by amending or supplementing (including, if permitted, through incorporation by reference), in each case to the extent permitted by applicable law, any effective registration statement previously filed by the Company under the Securities Act so that such amended registration statement will permit the disposition (in accordance with the intended methods of disposition specified in the Demand Notice) of all of the Registrable Securities for which a Demand Registration has been made under Section 2.1.

                (b) Except as provided in Section 2.4, a Demand Registration will not be deemed to be effected for purposes of Section 2.1 if the Registration Statement for such Demand Registration has not been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder and kept effective for the Required Period. In addition, if after such Registration Statement has been declared or becomes effective, an offering of Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court (an "Interference") and any such Interference is not cured within 90 days thereof, such Demand Registration will be deemed not to have been effected and will not count as a Demand Registration. In the event such Interference occurs and is cured, the Required Period relating to such Registration Statement will be extended by the number of days of such Interference, including the date such Interference is cured.

        2.4 Revocation of Demand Registration. Holders of at least a majority of the Registrable Securities to be included in a Registration Statement pursuant to a Demand Registration may, at any time prior to the effective date of the Registration Statement relating to such registration (or, if the Company relies on Section 2.3(a), prior to the inclusion of such Registrable Securities in such previously filed Registration Statement), revoke its or their request to have Registrable Securities included therein and to revoke the request for such Demand Registration by providing a written notice to the Company. In the event such Holders of Registrable Securities revoke such request, the Holders of Registrable Securities to be included in such Demand Registration shall reimburse the Company for all its reasonable out of pocket expenses incurred in the preparation, filing and processing of the Registration Statement or the Demand Registration that has been revoked will be deemed to have been effected for purposes of Section 2.1; unless, in either case, such revocation was based on (i) a material adverse change in circumstances with respect to the Company or any of its subsidiaries not known to the Holders of the Registrable Securities at the time the Demand Registration was first made or
(ii) the Company's failure to comply in any material respect with its obligations hereunder, in which case such Demand Registration that has been revoked will be deemed not to have been effected and will not count as a Demand Registration.

        2.5 Continuous Effectiveness of Registration Statement. The Company will use its reasonable best efforts to cause each Registration Statement to be declared effective by the SEC or to become effective under the Securities Act as promptly as practicable and to keep each such Registration Statement that has been declared or becomes effective continuously effective for the Required Period.



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        2.6     Underwritten Demand Registration. In the event that a Demand
Registration is to be an Underwritten Registration, the Holders may specify such in the Demand Notice and the managing underwriter of the Underwritten Offering relating thereto will be selected, after consultation with the Company, by the Holders of at least a majority of the Registrable Securities proposed to be included in such Underwritten Registration. The Company and all Holders proposing to distribute their securities through an Underwritten Offering agree to enter into an underwriting agreement with the underwriters, provided that the underwriting agreement is in customary form and reasonably acceptable to the Company and the Holders of a majority of the Registrable Securities to be included in the Underwritten Offering. Notwithstanding the foregoing, if an independent financial advisor retained by the Company advises the Company that, in its good faith determination, the total amount of securities that Holders propose to register is such as to materially and adversely affect the then current stock price of the Company's common stock (it being understood that any proposed sale of Registrable Securities at a 10% or greater discount to the then current market price of the Company's common stock shall be deemed materially and adversely effect the Company's common stock price), then the Company will provide a copy of such notice to the Holders and the Company shall have the right to decrease number of shares the Holders may include in such Underwritten Registration pro rata among the Holders of such Registrable Securities on the basis of the total number of Registrable Securities held by such Holders. In the event the Company exercises its right to decrease the total number of Registrable Securities that may be included by the Holders, Holders representing a majority of the securities requested to be included in such Demand Registration will have right to withdraw such Demand Registration, in which case such Demand Registration will not count as a Demand Registration; provided that the right to withdraw such registration and not have such registration count as a Demand Registration may be exercised only once by the Holders of Registrable Securities.

        2.7 Priority in Demand Registration. With respect to any Demand Registration of Registrable Securities to be sold in one or more Underwritten Offerings, the Company may also provide written notice of such Underwritten Offerings to Other Holders and permit all such Other Holders who request to be included in the Demand Registration to include any or all Company securities held by such Other Holders in such Demand Registration on the same terms and conditions as the Registrable Securities. Notwithstanding the foregoing, if the managing underwriter or underwriters of the Underwritten Offering to which any Demand Registration relates advise the Company and the Holders of Registrable Securities that, in its good faith determination, the total amount of Registrable Securities that such Holders, Other Holders, and the Company intend to include in such Demand Registration is in an amount in the aggregate which would adversely affect the success of such Underwritten Offering, then such Demand Registration shall include (i) first, all Registrable Securities of the Holders allocated, if the amount is less than all the Registrable Securities requested to be sold, pro rata on the basis of the total number of Registrable Securities held by such Holders; and (ii) second, as many other securities proposed to be included in the Demand Registration by the Company and any Other Holders, allocated pro rata among the Company and Other Holders, on the basis of the amount of securities requested to be included therein by each such holder so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the written opinion of such managing underwriter, can be sold without materially and adversely affecting the success of such Underwritten Offering.



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                      Article III.    Piggyback Registration

        3.1 Right to Piggyback. If at any time, and from time to time, the Company proposes to file a registration statement under the Securities Act with respect to an offering of any class of equity securities (other than a registration statement (a) on Form S-4, Form S-8 or any successor forms thereto or (b) filed solely in connection with an offering made solely to existing stockholders or employees of the Company), whether or not for its own account, then the Company will give written notice (the "Piggyback Notice") of such proposed filing to the Holders at least 45 days before the anticipated filing date. Such notice will offer the Holders the opportunity to register such amount of Registrable Securities as each Holder may request on the same terms and conditions as the registration of the Company's or Other Holders' securities, as the case may be (a "Piggyback Registration"). The Company will include in each Piggyback Registration all Registrable Securities for which the Company has received written requests for inclusion within 15 days after delivery of the Piggyback Notice, subject to Section 3.2.

        3.2 Priority on Piggyback Registrations. If the Piggyback Registration is an Underwritten Offering, the Company will cause the managing underwriter of that proposed offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as any other securities, if any, of the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advises the Company and the selling Holders that, in its good faith determination, the total amount of securities that the Company, such Holders and any Other Holders propose to include in such offering is such as to materially and adversely affect the success of such Underwritten Offering, then:

                (a) if such Piggyback Registration is a registration initiated by the Company for its own account, the Company will include in such Piggyback Registration: (i) first, all securities to be offered by the Company;
(ii) second, up to the full amount of Registrable Securities requested to be included in such Piggyback Registration by the Holders allocated pro rata among such Holders on the basis of the total amount of Registrable Securities held by such Holders; and (iii) third, up to the full amount of securities requested to be included in such Piggyback Registration by any Other Holders in accordance with the priorities, if any, then existing among the Company and the Other Holders so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the opinion of such managing underwriter, can be sold without materially and adversely affecting the success of such Underwritten Offering; or

                (b) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of the Company, the Company will include in such registration: (i) first, all securities of the Persons exercising "demand" registration rights requested to be included therein (including any Demand Registration made pursuant to Section 2.1 hereof); (ii) second, up to the full amount securities proposed to be included in the registration by the Company, Holders and any Other Holders having piggyback registration rights on a pari passu basis, allocated pro rata among such holders, on the basis of the amount of securities requested to be included therein by each such Person (provided that the Company shall not be entitled to include more than the total number of securities requested to be included in the Registration Statement by the Holders and Other Holders in such Underwritten Offering) so that the total amount of securities to be included in such


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Underwritten Offering is the full amount that, in the written opinion of such managing underwriter, can be sold without materially and adversely affecting the success of such Underwritten Offering.

                (c) if so requested (pursuant to a timely written notice) by the managing underwriter in any Underwritten Offering, the Holders participating in such Underwritten Offering will agree not to effect any public sale or distribution (or any other type of sale as the managing underwriter reasonably determines is necessary in order to effect the Underwritten Offering) of any such Registrable Securities, including a sale pursuant to Rule 144 (but excluding the sale of any Registrable Securities included in such Underwritten Offering), during the ten days prior to, and for such period following the closing date of such Underwritten Offering as the managing underwriter reasonably determines is necessary in order to effect the Underwritten Offering (such period not to exceed 90 days or such longer period as may be required solely to comply with the rules and regulations of any securities exchange upon which the Company's common stock is then listed). In the event of such a request, the Company may impose, during such period, appropriate stop-transfer instructions with respect to the Registrable Securities subject to such restrictions.

        3.3     Withdrawal of Piggyback Registration.

                (a) If at any time after giving a Piggyback Notice and prior to the effective date of the Registration Statement filed in connection with the Piggyback Registration, the Company determines for any reason not to continue with the Piggyback Registration, the Company may, at its election, give written notice of its determination to all Holders, and will be relieved of its obligation to register any Registrable Securities in connection with the abandoned Piggyback Registration, without prejudice. Any Holder receiving any such written notice from the Company pursuant to this Section 3.3(a) shall treat such notice confidentially and shall not disclose such information to any Person other than as necessary to exercise it rights under this Agreement or as required by applicable law or court order.

                (b) Any Holder of Registrable Securities requesting to be included in a Piggyback Registration may withdraw its request for inclusion by giving written notice to the Company of its intention to withdraw from that registration, provided, however, (i) the Holder's request must be made in writing, in the case of an Underwritten Registration, at least five Business Days prior to the anticipated effective date of the Registration Statement as set forth in the Piggyback Notice or other timely written notice provided by the Company, or if the registration is not an Underwritten Registration, at least five Business Days prior to the anticipated filing date of the Registration Statement covering the Piggyback Registration as set forth in the Piggyback Notice or other timely written notice provided by the Company, and (ii) the withdrawal will be irrevocable and, after making the withdrawal, a Holder will no longer have any right to include its Registrable Securities in that Piggyback Registration.

                (c) The Company shall be deemed to have satisfied its obligations with respect to any Piggyback Registration to any Holder under this
Article III notwithstanding an election to withdraw under this Section 3.3.

                      Article IV.    Procedures and Expenses

        4.1 Registration Procedures. In connection with the Company's registration obligations pursuant to Articles II and III, the Company will effect such registrations to permit the sale of Registrable Securities by a Holder in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as promptly as reasonably practicable:

                (a) subject to and in accordance with Section 2.1, prepare and file with the SEC a Registration Statement on an appropriate form under the Securities Act available for the sale of the Registrable Securities by the selling Holders in accordance with the intended method or methods of distribution thereof; provided, however, that the Company will, before filing, furnish to each selling Holder and the managing underwriter, if any, copies of the Registration Statement or Prospectus proposed to be filed;

                (b) subject to Section 2.5, prepare and file with the SEC any amendments and post-effective amendments to the Registration Statement as may be necessary and any supplements to the Prospectus as may be required, in the opinion of the Company and its counsel, by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective for the Required Period, provided, however, that the Company will, before filing, furnish to each Selling Holder and the managing underwriter, if any, copies of any such amendments or supplements, provided, however, that any Holder receiving any such amendments or supplements from the Company shall, until such amendments or supplement are filed with the SEC, treat such information confidentially and shall not disclose such information to any Person other than as necessary to exercise it rights under this Agreement or as required by law or applicable court order;

                (c) promptly following its actual knowledge thereof, notify the selling Holders and the managing underwriter, if any:

                        (i) when a Prospectus or any Prospectus supplement or amendment or Free Writing Prospectus has been filed and, with respect to a Registration Statement or any post-effective amendment, when the Registration Statement has been declared or becomes effective;

                        (ii) of any request by the SEC or any other governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information;

                        (iii) of the issuance by the SEC or any other governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

                        (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

                        (v) of the occurrence of any event which makes any statement of a material fact made in the Registration Statement or Prospectus untrue or which requires the making of any changes in a Registration Statement or Prospectus or other documents incorporated therein by reference, if any, so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

                        (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate;

                (d) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date;

                (e) furnish to each selling Holder and the managing underwriter, if any, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding all schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits);

                (f) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling Holders, the managing underwriter, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the selling Holders or the managing underwriter reasonably request in writing and maintain each registration or qualification (or exemption therefrom) effective during the Required Period; provided, however, the Company will not be required to qualify generally to do business in any jurisdiction in which it is not then so qualified or take any action which would subject it to general service of process or taxation in any jurisdiction in which it is not then so subject;

                (g) as promptly as practicable upon the occurrence of any event contemplated by Section 4.1(c)(v) or 4.1(c)(vi), prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                (h) in the case of an Underwritten Offering, enter into customary and reasonable agreements (including an underwriting agreement) and take all other actions reasonably necessary or desirable to expedite or facilitate the disposition of the Registrable Securities, and in connection therewith:

                        (i) use its reasonable best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) are reasonably satisfactory to the managing underwriter, if any, and each selling Holder) addressed to each selling Holder and the managing underwriter covering the matters customarily covered in opinions requested in Underwritten Offerings; and

                        (ii) use its reasonable best efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company addressed to the each selling Holder and the managing underwriter covering the matters customarily covered in "comfort" letters in connection with Underwritten Offerings;

                (i) upon reasonable notice and at reasonable times during normal business hours, make available for inspection by a representative of each selling Holder and any underwriter participating in any disposition of Registrable Securities and any attorneys or accountants retained by any selling Holder or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such representative, underwriter, attorneys or accountants in connection with the Registration Statement;

                (j) to participate, to the extent requested by any selling Holder or any underwriter, in efforts to sell the securities under the offering (including participating in no more than one set of "roadshow" meetings per year with prospective investors) that would be customary for underwritten primary offerings of a comparable amount of equity securities by the Company;

                (k) use its reasonable best efforts to comply with all applicable rules and regulations of the SEC relating to such registration and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company will be deemed to have complied with this Section 4(k) with respect to such earning statements if it has satisfied the provisions of Rule 158;

                (l) if requested by the managing underwriter or any selling Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any selling Holder reasonably requests to be included therein, with respect to the Registrable Securities being sold by such selling Holder, including, without limitation, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

                (m) cause the Registrable Securities included in any Registration Statement to be listed on each securities exchange, if any, on which equity securities issued by the Company are then listed;

                (n) provide a transfer agent and registrar for all Registrable Securities registered hereunder; and

                (o) reasonably cooperate with each selling Holder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

        4.2     Information from Holders.

                (a) The Company may require each selling Holder that has requested inclusion of its Registrable Securities in any Registration Statement to furnish to the Company such information regarding such Holder and its plan and method of distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing. The Company may refuse to proceed with the registration of such Holder's Registrable Securities if such Holder unreasonably fails to furnish such information within a reasonable time after receiving such request.

                (b)     Each selling Holder will as expeditiously as possible
(i) notify the Company of the occurrence of any event that makes any statement of a material fact made in a Registration Statement or Prospectus regarding such selling Holder untrue or that requires the making of any changes in a Registration Statement or Prospectus regarding such selling Holder so that, in such regard, it will not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements not misleading and (ii) provide the Company with such information regarding such selling Holder as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus to correct such statement or omission. The Company may refuse to proceed with the registration of such Holder's Registrable Securities if such Holder unreasonably fails to furnish such information within a reasonable time.

                (c) With respect to any Registration Statement for an Underwritten Offering, the inclusion of a Holder's Registrable Securities therein will be conditioned upon such Holder's participation in such Underwritten Offering and the execution and delivery by such Holder of an underwriting agreement in customary form and reasonably acceptable to the Company and the Holders of a majority of the Registrable Securities to be included in the Underwritten Offering.

        4.3     Suspension of Disposition.

                (a) Each selling Holder will be deemed to have agreed that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 4.1(c)(ii), 4.1(c)(iii), 4.1(c)(iv), 4.1(c)(v) or 4.1(c)(vi), such Holder will discontinue disposition of Registrable Securities covered by a Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4.1(g) or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed and have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the Required Period will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement has received (i) the copies of the supplemented or amended Prospectus contemplated by Section 4.1(g) or (ii) the Advice. Any Holder receiving any such written notice from the Company pursuant to this Section

4.3(a) shall treat such notice confidentially and shall not disclose such information to any Person other than as necessary to exercise it rights under this Agreement or as required by applicable law or court order.

                (b) Each selling Holder will be deemed to have agreed that, upon receipt of any notice from the Company of the happening of an event specified in Section 2.2, such selling Holder will discontinue disposition of Registrable Securities covered by a Registration Statement or Prospectus until the earlier to occur of the Holder receives (i) copies of a supplemented or amended Prospectus describing the event giving rise to the aforementioned suspension or (ii) (A) notice in writing from the Company that the use of the applicable Prospectus may be resumed and (B) copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company gives any such notice, the Required Period will be extended by the number of days during the time period from and including the date of giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement receives (i) a supplemented or amended Prospectus describing the event giving rise to the aforementioned suspension or (ii) notice from the Company that use of the applicable Prospectus may resume. Any Holder receiving any such written notice from the Company pursuant to this Section 4.3(b) shall treat such notice confidentially and shall not disclose such information to any Person other than as necessary to exercise it rights under this Agreement or as required by applicable law or court order.

        4.4     Registration Expenses.

                (a) Subject to Section 2.4, all fees and expenses incurred by the Company in complying with Articles II, III and Section 4.1 ("Registration Expenses") will be borne by the Company. These fees and expenses will include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of one counsel for the underwriters and selling Holders in connection with blue sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriter or underwriters, if any, or the selling Holders may designate))(not to exceed $10,000), (ii) printing expenses (including without limitation the expenses of printing certificates for securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the selling Holders), (iii) fees and disbursements of counsel for the Company, (iv) reasonable fees and disbursements (not to exceed $30,000) of one counsel for all selling Holders collectively (which counsel will be selected by the Holders holding a majority of the Registrable Securities sought to be included in the Registration Statement), (v) fees and disbursements of all independent certified public accountants referred to in
Section 4.1(h)(ii) (including, without limitation, the expenses of any special audit and "comfort" letters required by or incident to such performance) and
(vi) fees and expenses of all other Persons retained by the Company. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange, if any, on which equity securities issued by the Company are then listed or the quotation of such securities on any national securities exchange on which equity securities issued by the Company are then quoted.

                (b) Notwithstanding anything contained herein to the contrary, (i) all costs and fees of counsel (except as specifically set forth in Section 4.4(a)) and experts retained by the selling Holders and (ii) all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities will be borne by the Holder owning such Registrable Securities.

                (c) Notwithstanding anything contained herein to the contrary, each selling Holder may have its own separate counsel in connection with the registration of any of its Registrable Securities, which counsel may participate therein to the full extent provided herein; provided, however, that all fees and expenses of such separate counsel will be paid for by such selling Holder.

                           Article V.    Indemnification

        5.1 Indemnification by the Company. The Company will indemnify and hold harmless, to the fullest extent permitted by law each Holder owning Registrable Securities registered pursuant to this Agreement, its officers, directors, agents and employees, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) and the officers, directors, owners, agents and employees of any such controlling Person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees and disbursements) and expenses (collectively but not including any consequential or indirect losses, other than those actually awarded or paid to third parties, "Losses") arising out of or based upon (i) any violation by the Company of the provisions of the Securities Act or any of the rules or regulations promulgated thereunder with respect to Registrable Securities covered by any Registration Statement or (ii) any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus, Free Writing Prospectus or preliminary prospectus or any amendment thereof, (including any term sheet or other information provided to purchasers at or prior to the time of sale) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by or on behalf of such Holder expressly for use in such Registration Statement, Prospectus, Free Writing Prospectus or preliminary prospectus:

        5.2 Indemnification by Holders. Each Holder (severally and not jointly) will indemnify and hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the directors, officers, owners, agents and employees of any such controlling Person, from and against all Losses arising out of or based upon (i) any violation by the Holders (through no fault of the Company) of the provisions of the Securities Act or any of the rules or regulations promulgated thereunder with respect to Registrable Securities covered by any Registration Statement or (ii) any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any

Registration Statement, Prospectus, Free Writing Prospectus, or preliminary prospectus or any amendment thereof, (including any term sheet or other information provided to purchasers at or prior to the time of sale) or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information so furnished in writing by or on behalf of such Holder to the Company expressly for use in such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any Holder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

        5.3 Conduct of Indemnification Proceedings. If any Person becomes entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party will give prompt notice to the party from which indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any action or proceeding with respect to which the Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the Indemnifying Party will not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced materially by such failure. If such an action or proceeding is brought against the Indemnified Party, the Indemnifying Party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the Indemnified Party promptly after receiving the notice referred to in the immediately preceding sentence, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. Notwithstanding the foregoing, the Indemnified Party will have the right to employ its own counsel in any such case, but the fees and expenses of that counsel will be at the expense of the Indemnified Party unless (i) the employment of the counsel has been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party has not employed counsel (reasonably satisfactory to the Indemnified Party) to take charge of such action or proceeding within a reasonable time after notice of commencement thereof, or (iii) the Indemnified Party reasonably concludes, based upon the advice of counsel, that there may be defenses or actions available to it which are different from or in addition to those available to the Indemnifying Party which, if the Indemnifying Party and the Indemnified Party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of defenses or actions available to the Indemnified Party. If any of the events specified in clause (i), (ii) or (iii) of the immediately preceding sentence are applicable, then the reasonable fees and expenses of separate counsel for the Indemnified Party will be borne by the Indemnifying Party; provided, however, that in no event will the Indemnifying Party be liable for the fees and expenses of more than one separate firm for all Indemnified Parties. If, in any case, the Indemnified Party employs separate counsel, the Indemnifying Party will have the right to participate in, but not have the right to direct, the defense of the action or proceeding on behalf of the Indemnified Party. All fees and expenses required to be paid to the Indemnified Party pursuant to this Article V will be paid periodically during the course of the investigation or defense, as and when reasonably itemized bills therefore are delivered to the Indemnifying Party in respect of any particular Loss that is incurred. Notwithstanding anything contained in this Section 5.3 to the contrary, an Indemnifying Party will not be liable for the settlement of any action or proceeding effected without its prior written consent (which consent shall not be unreasonably withheld). The Indemnifying Party will not, without the consent of the Indemnified Party (which consent will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Article V, unless such judgment, settlement or other termination provides solely for the payment of money and includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance reasonably satisfactory to the Indemnified Party, from all liability or further obligation in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

        5.4     Contribution.

                (a) If the indemnification provided for in this Article V is unavailable to an Indemnified Party under Section 5.1 or 5.2 in respect of any Losses or is insufficient to hold the Indemnified Party harmless, then each applicable Indemnifying Party (severally and not jointly), in lieu of indemnifying the Indemnified Party, will contribute to the amount paid or payable by the Indemnified Party as a result of the Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and the Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in the Losses as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and the Indemnified Party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, the Indemnifying Party or Indemnifying Parties or the Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

                (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in Section 5.4(a). Notwithstanding anything contained in this Section 5.4 to the contrary, an Indemnifying Party that is a selling Holder will not be required to contribute any amount greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        5.5 Continuing Effect. The provisions of this Article V shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the Indemnifying Parties or Indemnified Parties and shall survive the sale by a Holder of Registrable Securities covered by any Registration Statement.

                              Article VI.    Rule 144

        Following the Compliance Date, the Company will file all reports required to be filed by it under the Exchange Act and will cooperate with any Holder to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such filing requirements. Notwithstanding the foregoing, nothing in this Article VI will require the Company to register any securities, or file any reports, under the Exchange Act if such registration or filing is not required under the Exchange Act.

              Article VII.    Participation in Underwritten Offerings

        Notwithstanding anything contained herein to the contrary, no Person may participate in any Underwritten Offering pursuant to a registration hereunder unless that Person (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                          Article VIII.    Miscellaneous

        8.1 No Conflicting Agreements. The Company hereby represents and warrants to each Holder that it is not, as of the date hereof, a party to, and agrees that it shall not, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company further represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

        8.2 Notices. All notices, requests, claims, demands and other communications hereunder will be in writing and will be given or made by delivery in person, by overnight courier, by facsimile transmission or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party specified in a notice given in accordance with this Section 8.2):

                (a)     If to the Company, to:


                Verint Systems Inc.
                330 South Service Road
                Melville, New York  11747
                Attention:  General Counsel
                Facsimile No.:  631-962-9623

                with a copy to (which shall not constitute notice):

                Jones Day
                222 East 41st  Street
                New York, New York  10017
                Attention:  Dennis P. Barsky
                Facsimile No.:  212-755-7306

                (b)     If to the Purchaser, to:


                Comverse Technology, Inc.
                810 Seventh Avenue
                New York, New York 10019
                Attention:  General Counsel
                Facsimile No.:  212-739-1001

                with a copy to (which shall not constitute notice):

                Weil, Gotshal & Manges LLP
                767 Fifth Avenue
                New York, New York  10153
                Attention:  David Zeltner
                Facsimile No.: 212-310-8007

                (c) If to a Holder other than the Purchaser, to such Holder's address on file with the Company's transfer agent.

All such notices and communications will be deemed to have been delivered or given upon receipt, if delivered personally or by overnight courier, when receipt is acknowledged, if sent by facsimile transmission and three Business Days after being deposited in the mail, if mailed.

        8.3 Confidentiality. Each Holder will, and will cause its officers, directors, employees, legal counsel, accountants, financial advisors and other representatives to, hold in confidence any material nonpublic information received by them pursuant to this Agreement, including, without limitation, any material nonpublic information included in any Registration Statement or Prospectus proposed to be filed with the SEC or provided pursuant to Section 4.1(i). This Section 8.3 shall not apply to any information required to be disclosed by applicable law or court order or to any information which (a) is or becomes generally available to the public, (b) was already in the Holder's possession from a non-confidential source prior to its disclosure by the Company, or (c) is or becomes available to the Holder on a non-confidential basis from a source other than the Company, provided that such source is not known by the Holder to be bound by confidentiality obligations.

        8.4 Assignment. This Agreement will be binding upon and inure solely to the benefit of the Company and the Holders and each of their respective successors and permitted assigns. None of the parties to this Agreement may assign or delegate any of its rights or obligations under this Agreement without the prior written consent of each of the other parties hereto, unless assigned together with sale of Registrable Securities.

        8.5 No Third-Party Beneficiaries. Except as expressly set forth herein, nothing herein, express or implied, is intended to or will confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        8.6 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements (including the Equity Commitment Letter) and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

        8.7 Amendment and Waiver. This Agreement may not be amended or modified or any provision hereof waived except by an instrument in writing signed by all of the parties to this Agreement.

        8.8 Counterparts. This Agreement may be executed by facsimile signature and in any number of counterparts, each such counterpart to be deemed an original and all such counterparts, taken together, to constitute one instrument.

        8.9 Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable under any law or public policy, all other terms and provisions of this Agreement will nevertheless remain in full force and effect. Upon a determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto will endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions the effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        8.10 Governing Law. This Agreement will be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

        8.11 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties will be entitled to seek specific performance of the terms hereof, in addition to any other remedy at law or equity.



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



        8.12 Further Assurances. The parties hereto will do such further acts and things necessary to ensure that the terms of this Agreement are carried out and observed.






























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




        IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

                                         VERINT SYSTEMS INC.



                                         By:  /s/  Peter Fante
                                            -----------------------------------
                                            Name:  Peter Fante
                                            Title: General Counsel and Secretary



                                         COMVERSE TECHNOLOGY, INC.



                                         By:  /s/  Andre Dahan
                                            -----------------------------------
                                            Name:  Andre Dahan
                                            Title: Chief Executive Officer and
                                            President



























               [SIGNATURE PAGE FOR REGISTRATION RIGHTS AGREEMENT]


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